SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  June 2, 2004

CHEC FUNDING, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	333-105322	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 North Harwood Street, Dallas, Texas  75201

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2004-C, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Credit Suisse First Boston LLC, prepared certain materials (the “Computational Materials”) some or all of which were distributed by Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc., (the “Underwriters”), and to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.  The Computational Materials are attached hereto as Exhibit 99.1.  The legends of Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc. placed on the Computational Materials are attached hereto as Exhibit 99.2.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
Exhibit No.
99.1 Computational Materials. 99.2 Legends of Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Jeffrey B. Upperman

Name:  Jeffrey B. Upperman

Title:    Vice President

Date:  June 2, 2004

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page

99.1	Computational Materials.
99.2	Underwriters’ Legends for Computational Materials.

Exhibit 99.1

[Computational Material]

Exhibit 99.2

Citigroup Global Markets Inc. Underwriters’ Legend

The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the mortgage loans provided by Centex Home Equity Company, LLC ("Centex") and its affiliates. Neither Centex nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup™s Syndicate Desk at (212) 723-6171.

Citigroup is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

Credit Suisse First Boston Underwriters’ Legend

The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Centex Home Equity Company, LLC and its affiliates. Neither Centex Home Equity Company, LLC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Greenwich Capital Markets, Inc. Underwriters’ Legend

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.